Exhibit 32.1.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Osiris Therapeutics, Inc., (the “Company”), does hereby certify, to the best of each officer’s knowledge that:

The Annual Report on Form 10-K/A for the year ended December 31, 2014 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2017	/s/ DAVID A. DRESNER
David A. Dresner Interim Chief Executive Officer

Date: March 27, 2017	/s/ GREGORY I. LAW
Gregory I. Law Chief Financial Officer